UNITED STATES

SECURITIES AND EXCHANGE COMMISSION

Washington, D.C. 20549

FORM 8-K

CURRENT REPORT

Pursuant to Section 13 or 15(d)

of the Securities Exchange Act of 1934

Date of Report (Date of earliest event reported) August 6, 2013

(August 6, 2013)

MID-AMERICA APARTMENT COMMUNITIES, INC.

(Exact name of registrant as specified in its charter)

TENNESSEE	1-12762	62-1543819
(State of incorporation)	(Commission File Number)	(I.R.S. Employer Identification No.)

6584 Poplar Avenue, Suite 300
Memphis, Tennessee	38138
(Address of principal executive offices)	(Zip Code)

(901) 682-6600

(Registrant’s telephone number, including area code)

(Former name or former address, if changed since last report)

Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions (see General Instruction A.2. below):

☐	Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)

☐	Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)

☐	Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))

☐	Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))

ITEM 7.01	Regulation FD Disclosure

Beginning August 6, 2013, H. Eric Bolton, Jr., Chief Executive Officer, of the registrant (“MAA”) will be presenting an update to various investors. A copy of the presentation is furnished as Exhibit 99.1 to this Current Report.

Exhibit 99.1, furnished by the Registrant pursuant to Item 9.01 of Form 8-K, is not to be considered “filed” under the Exchange Act, and shall not be incorporated by reference into any previous or future filing by the Registrant under the Securities Act or the Exchange Act.

ITEM 9.01	Financial Statements and Exhibits

(c) Exhibits

Exhibit Number	Description

99.1	Capital Markets Update August 2013

Forward Looking Statements

This Form 8-K contains forward-looking statements within the meaning of Section 27-A of the Securities Act of 1933 and Section 21E of the Securities and Exchange Act of 1934. Such statements include, but are not limited to, statements made about anticipated economic and market conditions, expectations for future demographics, the impact of competition, general changes in the apartment industry, expectations for acquisition and joint venture performance, ability to pay dividends and the ability to obtain financing at reasonable rates. Actual results and the timing of certain events could differ materially from those projected in or contemplated by the forward-looking statements due to a number of factors, including a downturn in general economic conditions or the capital markets, competitive factors including overbuilding or other supply/demand imbalances in some or all of our markets, changes in interest rates and other items that are difficult to control such as the impact of legislation, as well as the other general risks inherent in the apartment and real estate businesses. Reference is hereby made to the filings of Mid-America Apartment Communities, Inc., with the Securities and Exchange Commission, including quarterly reports on Form 10-Q, reports on Form 8-K, and its annual report on Form 10-K, particularly including the risk factors contained in the latter filing.

Additional Information About This Transacation

In connection with the proposed transaction, MAA expects to file with the SEC a registration statement on Form S-4 that will include a definitive joint proxy statement of MAA and Colonial Properties Trust that also constitutes a prospectus of MAA. MAA and Colonial Properties Trust also plan to file other relevant documents with the SEC regarding the proposed transaction. INVESTORS ARE URGED TO READ THE JOINT PROXY STATEMENT/PROSPECTUS AND OTHER RELEVANT DOCUMENTS FILED WITH THE SEC IF AND WHEN THEY BECOME AVAILABLE, BECAUSE THEY WILL CONTAIN IMPORTANT INFORMATION. You may obtain a free copy of the definitive joint proxy statement/prospectus and other relevant documents filed by MAA and Colonial Properties Trust with the SEC at the SEC’s website at www.sec.gov. Copies of the documents filed by MAA with the SEC will be available free of charge on MAA’s website at www.maac.com or by contacting MAA Investor Relations at 901-682-6600. Copies of the documents filed by Colonial Properties Trust with the SEC will be available free of charge on Colonial Properties Trust’s website at www.colonialprop.com or by contacting Colonial Properties Trust Investor Relations at 205-250-8700.

MAA and Colonial Properties Trust and their respective directors and executive officers and other members of management and employees may be deemed to be participants in the solicitation of proxies in respect of the proposed transaction. You can find information about MAA’s executive officers and directors in MAA’s definitive proxy statement filed with the SEC on March 22, 2013. You can find information about Colonial Properties Trust’s executive officers and directors in Colonial Properties Trust’s definitive proxy statement filed with the SEC on March 13, 2013. Additional information regarding the interests of such potential participants will be included in the joint proxy statement/prospectus and other relevant documents filed with the SEC if and when they become available. You may obtain free copies of these documents from MAA or Colonial Properties Trust using the sources indicated above.

This document shall not constitute an offer to sell or the solicitation of an offer to buy any securities, nor shall there be any sale of securities in any jurisdiction in which such offer, solicitation or sale would be unlawful prior to registration or qualification under the securities laws of any such jurisdiction. No offering of securities shall be made except by means of a prospectus meeting the requirements of Section 10 of the U.S. Securities Act of 1933, as amended.

SIGNATURE

Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned thereunto duly authorized.

MID-AMERICA APARTMENT COMMUNITIES, INC.
Date: August 6, 2013	/s/ Albert M. Campbell, III
Albert M. Campbell, III
Executive Vice President and Chief Financial Officer
(Principal Financial and Accounting Officer)